Fixed Assets (Tables)	12 Months Ended
Sep. 30, 2012
Property, Plant and Equipment [Abstract]
Schedule of Cost of Fixed Assets

Fixed assets were comprised of the following as of September 30, 2012 and 2011:

	9/30/2012	9/30/2011
Cost:
Software and website development	$66,034	$58,160
Machinery and equipment	436,130	264,718
Furniture and fixtures	0	0
Total cost	502,164	322,878
Less: Accumulated depreciation	(212,657)	(147,554)
Property and equipment, net	$289,507	$175,324